UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 20, 2015

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33‑0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 AVX Boulevard
Fountain Inn, South Carolina		29644
(Address of principal executive offices)		(Zip Code)

(864) 967-2150
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2015, Mr. John S. Gilbertson announced his retirement as Chief Executive Officer, Board Chairman and a Director on the Board of Directors of AVX Corporation (“AVX” or the “Company”) effective March 31, 2015.  Mr. Gilbertson has been Chief Executive Officer of the Company since 2001. He was President from 1997 to 2013, Chief Operating Officer from 1994 to 2001 and employed by the Company since 1981.  Mr. Gilbertson was a Class II Director on the Company’s Board of Directors whose term was set to expire at the Company’s fiscal 2015 Annual Meeting in July 2015. Mr. Gilbertson has been Chairman of the Board of Directors since 2008 and a member of the Board of Directors since 1990. He also served on the Executive Committee of the Board of Directors.

Effective April 1, 2015, Mr. John Sarvis, currently the Company’s Vice President of Ceramic Products, will become Chief Executive Officer and President of the Company and has been appointed to the Board of Directors to serve in place of Mr. Gilbertson until the next Annual Meeting of Shareholders in July 2015.  Mr. Sarvis has served in his current position since 2005.  Prior to that, he was Divisional Vice President – Ceramics Division from 1998 to 2005 and held various marketing and operational positions before that, having joined the Company in 1973.  Mr. Sarvis will also serve on the Board’s Executive Committee. The Board has made no decisions to date regarding Mr. Sarvis’ compensation as CEO.  The Company will report such information to the extent required by applicable SEC reporting obligations as and when it is determined.

Effective March 31, 2015, Tetsuo Kuba, currently a Class I Director whose term is set to expire at the Company’s fiscal 2016 Annual Meeting in July 2016, will replace Mr. Gilbertson as Chairman of the Board. Mr. Kuba has been a member of the Board of Directors of the Company since 2009 and is Chairman and Representative Director of Kyocera Corporation (”Kyocera”).

Kyocera is the majority stockholder of AVX. See Note 14 to the AVX’s consolidated financial statements in its Annual Report on Form 10-K for the year ended March 31, 2014 and “Relationship with Kyocera” in AVX’s proxy statement for its 2014 Annual Meeting of shareholders for information concerning the Company’s relationship with Kyocera and “Executive Officers of the Registrant” in Part 1 of the Annual Report on Form 10-K for the year ended March 31, 2014 for additional information regarding Mr. Sarvis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 20, 2015

AVX CORPORATION

By:	/s/ Kurt P. Cummings

Name:	Kurt P. Cummings
Title:	Vice President,
Chief Financial Officer,
Treasurer and Secretary